WORLDCOMMODITY FUNDS, INC.

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James Llewellyn, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his capacity as Director of WorldCommodity Funds Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Date:

August 09, 2005

/s/

Christopher Witte

Director

WORLDCOMMODITY FUNDS, INC.

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James Llewellyn, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his capacity as Director of WorldCommodity Funds Inc., to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Date:

August 09, 2005

/s/

Terry Cornett

Director